Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of InteliData Technologies Corporation (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred S. Dominick, Jr., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:      /s/ Alfred S. Dominick, Jr.
         -----------------------------------
         Alfred S. Dominick, Jr.
         Chairman and Chief Executive Officer
         (Principal Executive Officer)

August 6, 2004

This certificate is being furnished as an exhibit to the Report pursuant to Exchange Act Rule 13a-14 and Item 601 of Regulation S-K and not as a document "filed" as a part of the Report. This certificate shall not be deemed incorporated by reference into any of the Company's Securities Act registration statements.



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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of InteliData Technologies Corporation (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred S. Dominick, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:      /s/ Alfred S. Dominick, Jr.
         -----------------------------------
         Alfred S. Dominick, Jr.
         Chief Financial Officer
         (Principal Financial Officer)

August 6, 2004

This certificate is being furnished as an exhibit to the Report pursuant to Exchange Act Rule 13a-14 and Item 601 of Regulation S-K and not as a document "filed" as a part of the Report. This certificate shall not be deemed incorporated by reference into any of the Company's Securities Act registration statements.